THIS SHARE PURCHASE AGREEMENT made as of the 31st day of January 2000.


BETWEEN:


                      BRECCIA INTERNATIONAL MINERALS, LTD.,
       a corporation incorporated under the laws of the Stare of Delaware
                                (the "Purchaser")

                                      -and-


                 BATTISTINO FORNERO of the City of Turin, Italy,
                     (hereinafter referred to as "FORNERO")

  MARIO BETTI of the City of Turin, Italy, (hereinafter referred to as "BETTI")

                  GIORGIO MARINONI of the City of Turin, Italy,
                     (hereinafter referred to as "MARIONI")

          ROSA MARIA LOPEZ ALVAREZ of the City of Geneva, Switzerland,
                      (hereinafter referred to as "LOPEZ")

  NANO INVESTMENTS LTD., a corporation incorporated under the laws of Bahamas,
                 (hereinafter referred to as "NANO INVESTMENTS")

  NANO TECHNOLOGIES LTD., a corporation incorporated under the laws of Bahamas,
                 (hereinafter referred to as "NANOTECHNOLOGIES")

  OCEANIC ENTERPRISES LTD., a corporation incorporated under the laws of Niue,
                     (hereinafter referred to as "OCEANIC")

   LAS MARIPOSAS CORPORATION, a corporation incorporated under the laws of the State of Washington, (hereinafter referred to as "LAS MARIPOSAS")

   CARINA MANAGEMENT LTD., a corporation incorporated under the laws of Nevis,
                      (hereinafter referred to as "CARINA")

             and GILLES PICARD, of the City of Trois Riviere, Quebec
                      (hereinafter referred to as "PICARD")
                   (collectively referred to as the "Vendor")


WHEREAS:

1. The Vendor is the registered and beneficial owner of all of the issued and outstanding shares in the capital of the NANO WORLD COLLOID & COATING LLC, a corporation incorporated under the laws of the State of Wyoming (the "Corporation");

2. The Purchaser wishes to purchase and the Vendors wish to sell all of the issued and outstanding shares in the capital of the Corporation on the terms and conditions herein contained;

THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1 - INTERPRETATION AND CONSTRUCTION

1.1 Best of Knowledge

Any reference herein to "the best of the knowledge" of the Vendor will be deemed to be the actual knowledge of the vendor and the knowledge that they would have had if they had conducted a diligent inquiry into the relevant subject matter.

1.2 Schedules

The schedules that are attached to this Agreement are incorporated into this agreement by reference and are deemed to be part thereof.


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


1.3  Choice  of Law and  Attornment

This Agreement shall be governed by and construed in accordance with the laws of the province of British Columbia and the laws of Canada applicable therein.

The parties agree that the courts of British Columbia will have non-exclusive jurisdiction to determine all disputes and claims arising between the parties.

1.4 Number and gender

In this Agreement, unless there is something in the subject matter or context which dictates otherwise:

     (a) words in the singular number include the plural and such words shall be construed as if the plural had been used;

     (b) words in the plural include the singular and such words shall be construed as if the singular had been used;

     (c) words importing the use of gender shall include all genders where the context or party referred to so requires and the rest of the sentence shall be construed as if the necessary grammatical and terminological changes had been made.

1.5 Time of Essence

Time shall be of the essence hereof.

1.6 Joint and Several Obligations

As more than one person constitutes the Vendor, their obligations hereunder as the Vendor are joint and several.

ARTICLE 2 - PURCHASE AND SALE

2.1. Purchased Shares

On the terms and subject to the fulfillment of the conditions hereof, the Vendor will sell, assign and transfer to the Purchaser, and the Purchaser will purchase and accept for the Vendor 1000 shares, representing l00% of the issued capital of the Corporation (the "Purchased Shares").

2.2 Purchase Price

The price payable by the Purchaser to the Vendor for the Purchased Shares shall be, for each Purchased Share;

     (a) the sum of $5,000 U.S. dollars;

     (b) 5,000 shares of the Purchaser issued from the treasury of the Purchaser.

For total consideration paid to the Vendor therefore being $500,000 U.S. dollars, and 5,000,000 shares in the issued capital of the Purchaser. Such shares and cash to be allotted to each shareholder of the Corporation pursuant to their percentage of ownership in the Corporation, as follows:

                                  Percentage        Purchaser
           Name of Shareholder    of Corporation    Shares            Cash (USD)
           ---------------------------------------------------------------------
   1.      PICARD                  5                 250,000           $25,000
   2.      BETTI                   5                 250,000           $25,000
   3.      LOPEZ                   4                 200,000           $20,000
   4.      MARINONI                1                  50,000            $5,000
   5.      FORNERO                 5                 250,000           $25,000
   6.      NANO INVESTMENTS       25               1,250,000          $125,000
   7.      NANO TECHNOLOGIES      25               1,250,000          $125,000
   8.      LAS MARIPOSAS          10                 500,000           $50,000
   9.      CARINA                 10                 500,000           $50,000
   10.     OCEANIC                10                 500,000           $50,000

                        TOTALS:  100               5,000,000          $500,000


                                                                         2 of 10

2.3. Payment of the Purchase Price

The Purchase Price will be paid on February 9th, 2000 (the "Closing Day"), by delivery of a 180-day promissory note by the Purchaser, and delivery of the share certificates to FORNERO in trust for the Vendor.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES BY THE VENDOR

The Vendor represents and warrants to the Purchaser as follows, and confirms that the Purchaser is relying upon the accuracy of each such representation and warranty in connection with the purchase of the Purchased Shares.

(1) Authority and Binding obligation. The Vendor has good right, full power, and authority to enter into this Agreement and to perform all of the Vendor's obligations under this Agreement. The Vendor has taken all necessary, or desirable actions, steps and corporate and other proceedings to approve and authorize, validly and effectively, the entering into, and the execution, delivery and performance of this Agreement and the sale and transfer of the Purchased Shares by the Vendor to the Purchaser. This Agreement is a legal, valid and binding obligation of the Vendor enforceable against each of them in accordance with its terms subject to:

     (a) bankruptcy, insolvency, reorganization and other laws relating to of affecting the enforcement of creditors' rights generally, and

     (b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of the court.

(2) No Other Purchase Agreements. No person has any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre-emptive, or contractual) capable of becoming an agreement, option or commitment, including convertible securities, warrants or convertible obligations of any kind, for:

     (a) the purchase, subscription, allotment or issuance of or the conversion into any of the unissued shares in the capital of the Corporation or any securities in the Corporation;

     (b) the Purchase from the Vendor of any of the Purchased Shares; or

     (c) the purchase or acquisition from the Corporation of any of its undertaking, property or assets.

(3) Contractual and Regulatory Approval. Neither the Corporation nor the Vendor is under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authotizations or approvals of or notifications to any government of government agency, board, commission or authority are required to be obtained by the Corporation of the
Vendor:

     (a) in connection with the execution, delivery or performance by the Vendor or the Corporation of this Agreement of the completion of any transaction contemplated herein;

     (b) to avoid the loss of any permit, license, certification, or other authorization; or

     (c) in order that the authority of the Corporation to carry on its business in the ordinary course and in the same manner as presently conducted remains in good standing and in full force and effect as of and following the closing of the transaction contemplated hereunder.

(4) Status, Constating Documents and Licenses.

     (a) The Corporation is a corporation duly incorporated and validity subsisting in all respects under the laws of the State of Wyoming.

     (b) The articles, by-laws and other constating documents of the Corporation as amended to the date hereof are listed in Schedule A attached hereto, and complete and correct copies of each of those documents have been delivered to the Purchaser.


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


     (c) The Corporation is duly licensed, registered, and qualified as a corporation to do business, is up-to-date in the filing of all required corporate returns and other notices and filings and is otherwise in good standing in all respects, in each jurisdiction in which:

          (i) it owns or leases property, or

          (ii) the nature or conduct of its business or any part thereof, or the nature of the property of the Corporation of any part thereof, makes such qualification necessary of desirable to enable the business of the Corporation to be carried on as now conducted or to enable the property and assets of the Corporation to be owned leased or operated by it.

(5) Compliance with Constating Documents, Agreements and laws. The execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein and the completion of the transaction contemplated hereby will not constitute or result in a violation or breach or default under, or cause the acceleration of any obligations of the Corporation under:

     (a) any term of provision of any of the articles, by-laws or other constating documents of the Corporation;

     (b) the terms of any agreement (written or oral), indenture, instrument or understanding, or other obligation or restriction to which the Corporation or the Vendor is a party or by which either of them is bound; or

     (c) any term or provision of any of any license held by the Corporation, or any order of any court, governmental authority or regulatory body or any law or regulation of any jurisdiction in which the business of the Corporation is carried on.

(6) Corporate Records. The corporate records and minute books of the Corporation, all of which have been provided to the Purchaser, contain complete and accurate minutes of all meetings of the directors and shareholders of the Corporation held since its incorporation, and original signed copies of all resolutions and by-laws passed or confirmed by the directors of shareholders of the Corporation other than at a meeting. All such meetings were duly called and held, the share certificate books, register of security holder, register of transfers and register of directors and any similar corporate records of the Corporation are complete and accurate. The Vendor will pay all exigible security transfer tax or similar tax payable in connection with the transfer of any securities of the Corporation.

(7) Authorized and issued capital. The authorized capital of the Corporation consists of one class of shares or which 1000 have been duly issued and are outstanding as fully paid and non-assessable shares. No shares or other securities of the Corporation have been issued in violation of any laws, the articles of incorporation, by laws, or other constating documents of the Corporation or the terms of any shareholders' agreement or any agreement to which the Corporation is a party of by which it is bound. The Vendor owns all of the issued and outstanding shares of the Corporation as the shareholder of record and as the beneficial owner, with good and marketable title thereto, free and clear of any and all encumbrances.

(8) Shareholders' Agreements, &c. There are no shareholders' agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the shares of the Corporation.

(9) Financial Statements. The most recent audited financial statements of the Corporation have been provided to the purchaser have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the previous fiscal year, are true, correct and complete in all material respects and present fairly the financial condition of the Corporation as at [date].

(10) Financial Records. All material financial transactions of the Corporation have been recorded in the financial books and records of the Corporation in accordance with good business practice, and such books and records;

     (a) accurately reflect in all material respects the basis for the financial condition and the revenues, expenses and results of operations of the Corporation shown in the audited financial statements of the Corporation; and


                                                                         4 of 10

     (b) together with all disclosures made in this Agreement present fairly in all material respects the financial condition and the revenues, expenses, and results of the operations of the Corporation as of and to the date hereof.

No information, records, or systems pertaining to the operation or administration of the business of the Corporation are in the possession of, recorded, stored, maintained by or otherwise dependent upon any other person.

(11) Liabilities of the Corporation. There are no liabilities (contingent or otherwise) of the Corporation of any kind whatsoever, and to the best of the knowledge of the Vendor there is no basis for assertion against the Corporation of any liabilities of any kind, other than the liabilities disclosed or reflected in or provided for in the audited financial statements, and other liabilities disclosed in Schedule B to this Agreement.

(12) Indebtedness. Except as disclosed in Schedule B this Agreement, the Corporation has no bonds, debentures, mortgages, promissory notes, or other indebtedness maturing more than one year after the date of their original creation or issuance and is not under any obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness maturing more than one year after their original creation or issuance.

(13) Absence of Changes or Events. Since the date of audited financial statement, the Corporation has not

     (a) incurred any obligation or liability (fixed or contingent), except normal trade or business obligations incurred in the ordinary course of business, none of which is materially adverse to the Corporation;

     (b) created any encumbrance upon any of its properties or assets except as disclosed in this Agreement;

     (c) sold, assigned, transferred leased or otherwise disposed of any of the Corporation's assets or property, except as in the ordinary course of business, or disclosed in this Agreement;

     (d) waived, cancelled or written-off any rights, claims, accounts receivable, or any amounts payable to the Corporation except in the ordinary course of business;

     (e) entered into any agreement or commitment except in the ordinary course of business;

     (f) made any material change with respect to any method of management, operations, or accounting in respect of the Business;

     (g) suffered any damage, destruction or loss, or extraordinary loss (whether or not covered by insurance) which has materially affected or could materially affect the business of the condition of the Corporation.

     (h) authorized, agreed or otherwise become committed to do any of the foregoing.

(14) Commitments for Capital Expenditures. The Corporation is not committed to make any capital expenditures, nor has the Corporation authorized any capital expenditures at any time since the date of the most recent audited financial statements of the Corporation.

(15) Dividends and Distributions. Since the date of the most recent audited financial statements, the Corporation has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to any of the foregoing.

(16) Litigation. There are no suits, actions, or proceedings, judicial or administrative pending or threatened by or against or affecting the Corporation, and there are no grounds on which any such legal action might be commenced with any reasonable likelihood of success, to the best of the knowledge of the Vendor.

(17) Title to assets. Except as consumed in the ordinary course of business, the Corporation is the owner of and has good and marketable title to all of its properties and assets including without limitation, all properties and assets reflected in the most recent audited financial statements, acquired since the date of the most recent financial statements, and in particular without limitation those assets listed in Schedule C to this Agreement.


                                                                         5 of 10

(20) Deposit Accounts of the Corporation. The name and address of each ban, trust company, or similar institution with which the Corporation has one or more accounts or safety deposit box or boxes, the number of each such account or safety deposit box, arid the names of all such persons authorized to draw thereon or have access thereto are as set forth in Schedule C hereto.

(25) Intellectual Property

(a) Schedule C attached hereto lists and contains a description of all patents, patent applications and registrations, trademarks, trade mark applications and registrations, copyrights, copyright applications and registrations, trade names and industrial designs where ever held or owned or used under license by the Corporation, all of the foregoing being collectively referred to as the "Intellectual Property".

(b) The Corporation has good and valid title to all of the Intellectual Property free and clear of any and all encumbrances, except in the case of any Intellectual Property used under license, and licensed to the Corporation as disclosed in Schedule C. Complete and accurate of all agreements whereby the rights in any Intellectual Property have been granted or licensed to the Corporation have been provided to the Purchaser. No royalty or other fee is required to be paid by the Corporation in respect of the use of any of the Intellectual Property except as provided in such agreements delivered to the Purchaser. The Corporation has protected its rights in the Intellectual Property in the manner and to the extent described in Schedule C. Except as otherwise indicated in Schedule C, the Corporation has the exclusive right to use all of the Intellectual Property and has not granted any license or other rights to any other person in respect of the Intellectual Property. Complete and accurate copies of all agreements whereby any rights in any of the intellectual Property have been granted or licensed by the Corporation to any other person have been provided so the Purchaser.

(c) Except as disclosed in Schedule C, there are no restrictions on the ability of the Corporation of any successor to or assignee from the Corporation to use and exploit all right in the Intellectual Property. All statements contained in all applications for registration of the Intellectual Property were true and correct as of the date of such applications, and are true arid correct now to the best of the knowledge of the Vendor. Any and all trademarks and Trade Names included in the Intellectual property are in use. None of the rights of the Corporation in the Intellectual Property will be impaired or affected in any way by the transaction contemplated by this Agreement.

(d) The conduct of the business of the Corporation and the use of the Intellectual Property does not infringe, and the Corporation has not received any notice, complaint, threat or claim alleging infringement of any patent, trade mark, trade name, copyright, industrial design, trade secret, or other Intellectual Property or proprietary right of any other person, and the conduct of the business of the Corporation does nor include any activity which may constitute passing off.

(26) Subsidiaries and Other Interests. The Corporation has no subsidiaries, and does not own any securities issued by or any equity or ownership interest in any other person. The Corporation is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any other person. The Corporation is not a partner or participate in any partnership, joint venture, profit-sharing arrangement, or other association of any kind and is not party to any agreement under which the Corporation agrees to carry on any part of its business or any other activity in such manner or by which the Corporation agrees to share any revenue or profit with another person.

(27) Restrictions on doing business. The Corporation is not a party to or bound by any agreement which would restrict or limit its right to carry on any business or activity or solicit business from any person or geographical area or otherwise to conduct its business as the Corporation may determine, subject to its constating documents. The Corporation is not subject to any legislation or judgment, order or requirement of any court or governmental authority that is not of general application to persons carrying on a business similar to that of the Corporation. To the best of the knowledge of the Vendor, there are no facts or circumstances which could materially adversely affect the ability of the Corporation to continue to operate the Business as presently conducted following completion of the transactions contemplated herein.

(28) Disclosure. No representation or warranty contained in this section 3.01 and no statement contained in any schedule or other disclosure document provided or to be provided to the Purchaser pursuant hereto or in connection with the contemplated transaction hereby contains or will contain any untrue statement of a material fact, or omits or will omit any material fact which is necessary in order to make the statements contained therein not misleading.



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


(28) Ownership of Shares. The Vendor is collectively comprised of the following shareholders of the Corporation, each owing such shares in the Corporation as representing by the number appearing next to their name:

             (a)          PICARD                             50
             (b)          BETTI                              50
             (c)          LOPEZ                              40
             (d)          MARINONI                           10
             (e)          FORNERO                            50
             (f)          NANO INVESTMENT                   250
             (g)          NANO TECHNOLOGIES                 250
             (h)          LAS MARIPOSAS                     100
             (i)          CARIONA                           1OO
             (j)          OCEANIC                           100
                                                           ----
                                              TOTAL:       1000

The entire issued and allotted capital of the Corporation is 1000 shares and the ownership of such shares is as set out above, free and clear of all liens and encumbrances of every nature.

3.2 REPRESENTATIONS AND WARRANTIES BY FORNERO

Appointment as Agent on behalf of Vendors. FORNERO hereby represents and warrants to the Vendor that pursuant to a power of attorney provided to FORNERO by PICARD, BETTI, LOPEZ, MARINONI, NANO INVESTMENTS, NANO TECHNOLOGIES, LOS MARIPOSAS, CARINA, and OCEANIC, FORNERO has been appointed and authorized to execute this agreement on their behalf as Vendor, and to irrevocably bind them to the commitments made herein and confirms that the Purchaser is relying upon the accuracy of such representation and warranty in connection with the sale of the Purchased Shares and the completion of the transaction contemplated hereunder.

3.3 REPRESENTATIONS AND WARRANTIES BY THE. PURCHASER

The Purchaser hereby represents and warrants to the Vendor as follows, and confirms that the Vendor is relying upon the accuracy of each of the such representation and warranty in connecuon with the sale of the Purchased Shares and the completion of the transactions contemplated hereunder:

(1) Corporate Authority and Binding Obligation. The Purchaser is a Corporation duly incorporated and validly subsisting in all respects under the laws of its jurisdiction of incorporation. The Purchaser has good right, full corporate power and authority to enter into this Agreement and to purchase the Purchased Shares from the Vendor in the manner contemplated herein and to perform all of the Purchaser's obligations hereunder. The Purchaser and its Directors have taken all necessary steps to approve or authorize, validly and effectively, the entering in to and the execution, delivery and performance of this Agreement and the purchase of the Purchased Shares by the Purchaser from the Vendor. This Agreement is a legal, binding, and enforceable obligation of the Purchaser enforceable against it in accordance with its terms, subject to:

     (a) bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors' rights generally;

     (b) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court.

ARTICLE 4 - SURVIVAL AND LIMITATIONS OF REPRESENTATIONS AND WARRANTIES.

4.1 Survival of Warranties by Vendor

The representations and warranties made by the Vendor and contained in this Agreement or contained in any document or certificate given in order to carry out the transaction contemplated herein will survive the closing of the purchase of the Purchase Shares provided for herein and, notwithstanding such closing or investigation made by or on behalf of the Purchaser or any other person or any knowledge of the Purchaser or any other person, shall continue in full force and effect for the benefit of the purchaser, subject to the following provisions of this section.

     (a) Except as provided in (b) and (c) of this section, no warranty claim may be made or brought by the Purchaser after the date which is 6 years following the closing date.

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


     (b) Any warranty claim which is based upon or relates to the tax liability of the Corporation for a particular taxation year may be made of brought by the Purchaser at any time prior to the expiration (if) any during which an assessment, reassessment, or other form of recognized document assessing liability for tax, interest or penalties in respect of such taxation year under applicable tax legislation could be issued, assuming that the Corporation does not file any waiver or similar document extending such period as otherwise determined.

     (c) Any warranty claim which is based upon or relates to the title of the Purchased Shares or which is based upon intentional misrepresentation or fraud by the Vendor may be brought by the Purchaser at any time.

After the expiration of the period of time referred to in (a) of this section, the Vendor will be released from all obligations and liabilities in respect of the representations and warranties made by the Vendor and the Shareholder and contained in this Agreement or in any document given in order to carry out the transaction contemplated hereby, except with respect to any warranty claims made by the Purchaser in writing prior to the expiration of such period and subject to the rights of the Purchaser to make claims permitted by (b) and or (c) of this section.

4.2 Survival of Warranties by Purchaser

The representations and warranties made by the Purchaser and contained in this Agreement or contained in any document or certificate given in order to carry out the transaction contemplated herein will survive the closing of the purchase of the Purchase Shares provided for herein and, notwithstanding such closing or investigation made by or on behalf of the Vendor or any other person or any knowledge of the Vendor or any other person, shall continue in full force and effect for the benefit of the Vendor; provided that no Warranty Claim may be brought by the Vendor after the date which is 6 years following the closing date.


ARTICLE 5 - COVENANTS

5.1 Covenants by the Vendor

The Vendor covenants to the Purchaser that it will do or cause to be done the following:

     (a) Investigation of Business and Examination of record. Prior to closing, the Vendor will provide and will cause the Corporation to provide access to, and will permit the Purchaser to make such investigation of the operations, property, assets, and records of the Corporation. Such investigations and inspections shall in no way mitigate or affect the representations and warranties of the Vendor set out herein which shall continue in full force and effect

     (b) Transfer of Purchased Shares. At or before Closing Time, the Vendor will cause all necessary steps and corporate proceedings to be taken in order to permit the Purchased Shares to be duly and regularly transferred to the Purchaser.

ARTICLE 6 - CONDITIONS

6.1 Conditions of the Obligations of the Purchaser.

Notwithstanding anything herein contained, the obligations of the Purchaser to complete the transaction provided for herein will be subject to the fulfillment of the following condition at or prior to the closing, and the Vendor, and covenants to use its best effort to ensure that such condition is fulfilled:

     (1) Accuracy of Representations and Warranties and the Performance of the Covenants. The representations and warranties of the Vendor, and FORNERO contained herein or in any document delivered in order to carry out the transaction contemplated hereby shall be true and accurate on the date hereof and at the Closing Time (regardless of the date as of which the information in this Agreement or in any Schedules or any other document made pursuant hereto is given). In addition, the Vendor shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them at or prior to the Closing time.


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


6.2 Waiver or Termination by Purchaser

The conditions contained in section 6.1 hereof are inserted for the sole and exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at any time. The Vendor acknowledges that the waiver by the Purchaser of any condition shall constitute waiver only of such condition and shall not constitute a waiver of any covenant, agreement, representation or warranty made by the Vendor herein that corresponds or is related to such condition. If any of the conditions in section 6.1 hereof are not fulfilled or complied with as herein provided, the Purchaser may, at its option at or prior to Closing Time, rescind this Agreement by notice in writing to the Vendor and in such event the Purchaser shall be released from all obligations hereunder and unless the condition of conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Vendor or the corporation, then the Vendor shall also be released front all obligations hereunder.

6.3 Conditions to the Obligation of the Vendor

Notwithstanding anything herein contained, the obligations of the Vendor to complete the transaction provided for herein will be subject to the fulfillment of the following conditions at or prior to the Closing Time, and the Purchaser covenants to use its best effort to ensure chat such condition is fulfilled:

     (1) Accuracy of Representations and Warranties and the Performance of the Covenants. The representations and warranties of the Purchaser contained herein or in any document delivered in order to carry out the transaction contemplated hereby shall be true and accurate on the date hereof and at the Closing Time (regardless of the date as of which the information in this Agreement or in any Schedules or any other document made pursuant hereto is given). In addition, the Purchaser shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them at or prior to the Closing time.

6.4. Waiver or Termination by Vendor

The condition contained in section 6.3 hereof is inserted for the sole and exclusive benefit of the Vendor and may be waived in whole or in part by the Vendor at any time. The Purchaser acknowledges that the waiver by the Vendor of any condition shall constitute waiver only of such condition and shall not constitute a waiver of any covenant agreement, representation or warranty made by the Purchaser herein that corresponds or is related to such condition. If any of the conditions in section 6.1 hereof are not fulfilled or complied with as herein provided, the Vendor may, at its option at or prior to Closing Time, rescind this Agreement by notice in writing to the Purchaser and in such event the Vendor shall be released from all obligations hereunder and unless the condition of conditions which have not been fulfilled are reasonably capable of being fulfilled or caused to be fulfilled by the Purchaser, then the Purchaser shall also be released from all obligations hereunder.

ARTICLE 7 - CLOSING

7.1 Closing Arrangements

Subject to the terms and conditions hereof, the transactions contemplated herein shall be closed on February 7, 2000 at such place or places as may be mutually agreed by the parties.

ARTICLE 8 - INDEMNIFICATION

8.1 Indemnity by the Vendor

The Vendor agrees to indemnify and save the purchaser harmless from and against any claims, demands, actions, causes of action, damage, loss, deficiency, costs, liability, and expense which may be made or brought against the Purchaser or which the Purchaser may suffer or incur as a result of, in respect of, or arising out of:

     (a) any non-performance or non-fulfillment of any covenant or agreement on the part of the Vendor contained in this Agreement or in any document given in order to carry out the transaction contemplated hereunder;

     (b) Any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Vendor contained in this Agreement or in any document given in order to carry out the transaction contemplated hereunder.


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


     (c) al costs and expenses including without limitation legal fees on a solicitor-client basis, incidental to or in respect of the foregoing.

ARTICLE  - GENERAL PROVISIONS

9.1 Remedies Cumulative.

The Rights and remedies of the parties to this Agreement are cumulative and in addition to and not in substitution for any right or remedies provided by law. Any single or partial exercise by any party hereto of any right or remedy for default or breach of any term, covenant or condition of this Agreement does nor waive, alter or affect or prejudice any other right or remedy to which such party may be lawfully entitled for the same breach or default.

9.2 Counterparts

This Agreement may be executed in several counterparts each of which so executed shall be deemed to be an original, and such counterparts together shall constitute but one and the same document

9.3 Assignment of this Agreement

The rights of the Vendor hereunder shall not be assignable without the written consent of the Purchaser. The rights of the Purchaser hereunder shall not be assignable without the written consent of the Vendor.

9.4 Successors and Assigns

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9.5 Entire Agreement

This Agreement and the schedules referred to herein constitute the entire agreement of the parties hereto and supersede all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings whether oral or in writing, express or implied, with respect to the subject matter hereof. None of the parties shall be bound or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings nor specifically set forth in this Agreement of in the Schedules and documents to be delivered on or before the Closing Date pursuant to this Agreement. The Parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before Closing Date, they have not in any way relied and will not in any way rely upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement.

9.6 Amendments

No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

     IN WITNESS WHEREOF, the parties hereto have duly executed this agreement under seal as of the day and year first written above.


BRECCIA INTERNATIONAL MINERALS, LTD.



                                         /s/ Fornero Battistino
                                         ---------------------------------------
                                         BATTISTINO FORNERO
                                         For the Vendor and on his own behalf

/s/ Alnoor Kassam
-----------------------------
By: ALNOOR KASSAM
PRESIDENT
                                         Witness:

                                         /s/ ILLEGIBLE
                                         ---------------------------------------

                                         NAME AND ADDRESS OF WITNESS:
                                         1402 OTTOWA AVE
                                         WEST VANCOUVER B.C.